UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 17, 2006

Date of Report (Date of earliest event reported)

FNB FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 000-13086

North Carolina	56-1382275
(State of incorporation)	(I.R.S. Employer Identification No.)

1501 Highwoods Boulevard, Suite 400
Greensboro, North Carolina	27410
(Address of principal executive offices)	(Zip Code)

(336) 369-0900
(Registrant's telephone number, including area code)

ITEM 8.01.    OTHER EVENTS

Item 2.02: Results of Operations and Financial Condition

On October 17, 2006, FNB Financial Services Corporation (the “Company”) issued a press release announcing the Company’s third quarter 2006 earnings. The Company’s press release, including financial schedules, is furnished as Exhibit 99.1.

ITEM 9.01(c):   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1: Earnings release issued October 17, 2006.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB FINANCIAL SERVICES CORPORATION
(Registrant)

By: /s/ K. DWIGHT WILLOUGHBY

K. Dwight Willoughby
Senior Vice President,
Chief Accounting Officer, and Controller

Date:     October 23, 2006